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Exhibit 10.5

                                                                       EXECUTION

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of March 6, 2003, among FAIRPOINT CARRIER SERVICES, INC. (formerly known as FairPoint Communications Solutions Corp., a Delaware corporation (the "BORROWER"); the Credit Parties (other than the Parent) listed on the signature pages hereof, for purposes of Section C hereof only; the lenders party to the Credit Agreement referred to below (each, a "LENDER" and, collectively, the "LENDERS"); WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA"), as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"); and DEUTSCHE BANK TRUST COMPANY AMERICAS ("DEUTSCHE BANK"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below (as amended hereby) are used as so defined.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of October 20, 1999, as amended and restated as of March 27, 2000, as further amended and restated as of November 9, 2000, and as further amended and restated as of May 10, 2002 (as so amended and restated, the "CREDIT AGREEMENT"); and

     WHEREAS, Wachovia desires to resign as Administrative Agent and Collateral Agent and the Lenders and the Borrower desire that Deutsche Bank assume (and Deutsche Bank agrees to assume) the role of Administrative Agent and Collateral Agent; and

     WHEREAS, the Borrower and the Lenders desire to (i) provide for Deutsche Bank to succeed Wachovia as Administrative Agent and Collateral Agent, (ii) amend the Credit Agreement to (a) authorize the repayment in full by the Borrower, and the purchase by THL Affiliate, of the outstanding Loans held by certain Lenders, and (b) make certain other amendments thereto as set forth below; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, it is hereby agreed that:

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A.   AMENDMENTS TO CREDIT AGREEMENT

          1. Section 1 of the Credit Agreement is hereby amended by deleting the definitions of "Eligible Transferee" and "Trigger Event", and inserting therein the following new defined terms in appropriate alphabetical order:

          "ELIGIBLE TRANSFEREE" shall mean and include (i) THL Affiliate and THL Fund IV Bridge Corp., and (ii) a commercial bank, financial institution or other institutional "accredited investor" as defined in SEC Regulation D; PROVIDED that neither the Borrower nor any Affiliate of the Borrower shall be an Eligible Transferee (other than THL Affiliate or THL Fund IV Bridge Corp.) under this clause (ii).

          "FIRST AMENDMENT" shall mean the First Amendment to this Agreement dated as of March 6, 2003.

          "FIRST AMENDMENT EFFECTIVE DATE" shall have the meaning assigned to that term in the First Amendment.

          "FIRST AMENDMENT NON-CONTINUING LENDER" shall mean Wachovia Bank, National Association. After the First Amendment Effective Date, no First Amendment Non-Continuing Lender shall be a Lender hereunder unless it becomes a Lender after the First Amendment Effective Date by assignment pursuant to Section 12.04.

           "FIRST AMENDMENT TAKEOUT" shall mean the deemed satisfaction in full of the outstanding principal amounts of the Tranche A Loan and Tranche B Loan held by Wachovia and all other amounts owed hereunder with respect to such Loans, upon payment by Borrower to Wachovia of an amount equal to approximately $1,600,000 and agreed to by Wachovia and the Borrower.

          "TRIGGER EVENT" shall mean, for purposes of this Agreement and the Preferred Stock Issuance and Capital Contribution Agreement, with respect to any Loan of a Lender, any of the following: (i) the failure of the Borrower to pay any amount due with respect to such Loan (including principal, interest, Fees and other amounts) in full in cash to such Lender (or to Administrative Agent on its behalf) on the date such amount is due (whether such amount is due by scheduled payment, at final maturity, by acceleration or otherwise), giving effect to any applicable grace periods,
     (ii) the delivery of any notice by Parent or Borrower to the Lenders of any tender or similar offer (whether through one offer or a series of related offers) to all holders of Parent Preferred Stock to retire, acquire, purchase or redeem all or any portion of the outstanding Parent Preferred Stock from each holder thereof, (iii) the making of any tender or similar offer (whether through one offer or a series of related offers) to all holders of Parent Preferred Stock by any Person (including, without limitation, Parent or any of its Affiliates) to retire, acquire, purchase or redeem all or any portion of the outstanding Parent Preferred Stock from each holder thereof, (iv) the delivery of any notice by Parent or Borrower to the Lenders of any written proposal by a Person other than Parent or any of its Affiliates to acquire, purchase or redeem all or any portion of the outstanding Parent Preferred Stock from

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     each holder thereof pursuant to a tender or similar offer (whether through one offer or a series of related offers) to all holders of Parent Preferred Stock, (v) a bankruptcy or insolvency "Event of Default" under Section 8.05 of the Parent Credit Agreement (without giving effect to any applicable grace periods), and (vi) a bankruptcy or insolvency Event of Default under
     Section 10.05 (without giving effect to any applicable grace periods).

          2. Section 2.01 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 2.01(d):

          "(d) Notwithstanding anything contained herein to the contrary, each Lender hereby agrees that upon giving effect on the First Amendment Effective Date to the First Amendment Takeout, those principal amounts of the Tranche A Loan and Tranche B Loan of each First Amendment Non-Continuing Lender set forth on ANNEX I hereto shall cease to be outstanding (it being understood that each Lender hereby waives, solely for the benefit of each other Lender, any claim or right to any portion of the First Amendment Takeout allocated to any other Lender on the First Amendment Effective Date in accordance with the terms of this Agreement) and shall be deemed satisfied in full.".

          3. Section 5.02(k) of the Credit Agreement is hereby amended by deleting the first sentence contained therein in its entirety and substituting therefor the following:

          "Upon the occurrence of any Trigger Event with respect to a Loan of any Lender, such Lender shall have the option, at its sole discretion, in accordance with the Preferred Stock Issuance and Capital Contribution Agreement (but without giving effect to the definition of "Trigger Event" contained therein) to convert (the "CONVERSION OPTION") all or a portion of such Loan (and accrued and unpaid interest thereon and any other due and unpaid Obligations) with respect to which a Trigger Event has occurred into Parent Preferred Stock having a liquidation preference determined pursuant to and in accordance with Section 2.1(b) of the Preferred Stock Issuance and Capital Contribution Agreement."

          4. Section 8.01 of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

          "Notwithstanding anything to the contrary contained herein, on and after the First Amendment Effective Date the Borrower shall not be required to furnish to the Administrative Agent any report or certificate, as the case may be, otherwise required to be provided under any of Section 8.01(d)(ii), 8.01(g)(i), 8.01(h) or 8.01(i), if the events triggering the Borrower's obligation to provide any such report or certificate, as the case may be, shall not have occurred during the relevant period.".

          5. Section 8.11 of the Credit Agreement is hereby amended by deleting the reference to "December 31, 2004" contained therein and substituting therefor "December 31, 2005".

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          6. Section 8.13 of the Credit Agreement is hereby amended by deleting such Section in its entirety.

          7. Section 10 of the Credit Agreement is hereby amended by deleting in its entirety the paragraph immediately following Section 10.12 contained therein and substituting the following therefor:

          "then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent may (x) upon at least thirty days' prior written notice to the Lenders and (y) to the extent not otherwise directed by Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Subsidiary Guarantor or the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clause (a) below shall occur automatically without the giving of any such notice):".

          8. Section 10 of the Credit Agreement is hereby further amended by adding at the end thereof the following paragraph:

          "Notwithstanding anything in this Section 10 to the contrary, no Lender shall exercise any remedy available to it in any way (other than the Conversion Option) with respect to its Loans, or direct Administrative Agent to exercise any such remedy, unless (x) such Lender shall have elected to exercise its Conversion Option with respect to all or any portion of its Loans and the Parent shall have failed to comply with any of its material obligations under the Preferred Stock Issuance and Capital Contribution Agreement with respect to any such Conversion Option, or (y) a bankruptcy or insolvency Event of Default under Section 10.05 shall have occurred and be continuing. Notwithstanding anything to the contrary contained in this Agreement or the Preferred Stock Issuance and Capital Contribution Agreement, each Lender may, at its election, (x) upon any failure by Borrower after the First Amendment Effective Date to pay any amount due hereunder with respect to any of the Tranche A Loan or Tranche B Loan, as the case may be, of such Lender, within the applicable grace period(s) provided in this Section 10, exercise its Conversion Option with respect to all principal and interest on such Tranche A Loan or Tranche B Loan, respectively, and all other amounts owed to it under this Agreement and the Credit Documents with respect to such Loan, and (y) upon the occurrence (without giving effect to any applicable grace periods) of (1) a bankruptcy or insolvency "Event of Default" under Section 8.05 of the Parent Credit Agreement or (2) a bankruptcy or insolvency Event of Default under Section 10.5, exercise its Conversion Option with respect to all principal and interest on its Loans and all other amounts owed to it under this Agreement and the Credit Documents, in each case, without ability (except as expressly set forth in clauses (x) and (y) of the preceding sentence) or necessity of Administrative Agent or any other Lender to exercise other remedies (including the remedies described in clauses (a)(i) through (a)(iii) above) hereunder (it being understood that (1) any amounts converted pursuant to this Section 10 shall be deemed to be converted on the basis of a Trigger Event described in clause (i) of

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     the definition of "Trigger Event" contained in Section 1 of the Preferred
     Stock Issuance and Capital Contribution Agreement and (2) the "Clawback Amount" referred to in Section 2.1(b) of the Preferred Stock Issuance and Capital Contribution Agreement shall be calculated with respect to all amounts converted pursuant to this Section 10).".

          9. Section 12.12 of the Credit Agreement is hereby amended by (1) deleting the "or" at the end of clause (v) thereof and substituting ";" therefor and (2) adding immediately prior to the ";" at the end of clause (vi) thereof the following:

     " or (vii) change in any manner the definition of "Trigger Event".

          10. Section 12 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 12.20:

          "12.20 ACKNOWLEDGEMENT BY FIRST AMENDMENT NON-CONTINUING LENDERS; WAIVER BY EXISTING LENDERS. Each First Amendment Non-Continuing Lender hereby acknowledges that it has reviewed the terms and provisions of this Agreement. Each First Amendment Non-Continuing Lender hereby acknowledges and agrees that, from and after the First Amendment Effective Date, such Non-Continuing Lender shall not be a Lender under this Agreement (unless such First Amendment Non-Continuing Lender subsequently becomes a Lender by assignment pursuant to Section 12.04) and, other than as set forth in
     Section 12.13 of the Existing Credit Agreement, the rights and obligations of such First Amendment Non-Continuing Lender under this Agreement shall be terminated on and as of the First Amendment Effective Date.".

B.   SUBSTITUTION OF DEUTSCHE BANK AS AGENT

          1. Wachovia hereby resigns as Administrative Agent and Collateral Agent, and Lenders hereby appoint Deutsche Bank (and Deutsche Bank hereby accepts such appointment) as Administrative Agent and Collateral Agent. The Borrower hereby consents to such appointment. The requirement for 15 days' prior notice of resignation by Wachovia as Administrative Agent and Collateral Agent is hereby waived by all parties hereto.

          2. From and after the First Amendment Effective Date, all references in the Security Documents and in the other Credit Documents to Wachovia, in its capacity as Collateral Agent and/or Administrative Agent shall be deemed to be references to Deutsche Bank.

C.   ACKNOWLEDGMENT AND CONSENT

          1. The Security Documents and the Credit Documents to which the Borrower and other Credit Parties are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS". Each Credit Party (other than the Parent) which is party to this First Amendment (each a "CREDIT SUPPORT PARTY", and collectively, "CREDIT SUPPORT PARTIES") hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each such Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby (after giving effect to the transactions contemplated hereby) will continue to guaranty or secure, as the case may be, to the fullest extent set forth therein the payment and performance of all

                                        5
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"Guaranteed Obligations" and "Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guaranteed Obligations" or "Obligations", as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Credit Documents. Each such Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Amendment, and (ii) nothing in the Amended Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Amended Agreement.

          2. No Agent nor any Lender has or shall have, by reason of this Amendment, the Credit Agreement or the other Credit Documents, a fiduciary relationship in respect of the Borrower, any other Credit Party or Credit Parties.

          3. Each Credit Support Party hereby confirms, reaffirms and acknowledges (i) that the Collateral Agent (for the benefit of the Secured Creditors (as defined in each of the Credit Support Documents)) has a fully perfected first Lien on, and security interest in, all right, title and interest of such Credit Support Party in the Collateral, subject to no other Liens (other than Permitted Liens) and (ii) the continuing validity and effectiveness of the Collateral Agent's and Secured Creditors' rights under the Credit Documents and applicable law.

          4. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by any Agent and the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or the Lenders to execute similar agreements under the same or similar circumstances in the future, and
(ii) to modify, relinquish or impair any right of any Agent or the Lenders to receive any indemnity or similar payment from, or exercise any rights granted by, any Person or entity as a result of any matter arising from or relating to this Amendment.

D.   ACKNOWLEDGEMENT BY THE BORROWER

          The Borrower hereby acknowledges that the dissolution of FairPoint Solutions Capital, LLC by the Borrower completed on February 6, 2003, was done in compliance with Section 9.02(a)(i) of the Credit Agreement.

E.   ACKNOWLEDGMENT AND CONSENT BY LENDERS

          1. Each Lender hereby acknowledges and agrees that (i) the repurchase on or about the First Amendment Effective Date of a portion of the outstanding shares of Parent Preferred Stock held by each of Credit Suisse First Boston, Cayman Branch ("CSFB") and Citicorp USA, Inc. (the "PARENT PREFERRED STOCK REPURCHASE") and (ii) the purchase on or

                                        6
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about the First Amendment Effective Date by THL Affiliate or THL Fund IV Bridge
Corp. of a portion of the outstanding shares of Parent Preferred Stock held by each of CSFB, Citicorp USA, Inc., CoBank, ACB, CIT Lending Services Corporation, and Bank of America, N.A. ("BOFA") (the "THL PARENT PREFERRED STOCK Purchase"), do not constitute a "Trigger Event" and, therefore, do not give rise to the Conversion Option provided in Section 5.02(k) of the Credit Agreement.

          2. Each Lender hereby consents to the assignment to Parent of all right, title and interest of the Borrower in the "FairPoint Communications" trademark, and the Borrower hereby represents that such trademark has no material value in the hands of the Borrower.

F.   LIMITED WAIVER

          Deutsche Bank (in its capacity as successor Administrative Agent) hereby waives the $3,500 nonrefundable assignment fee otherwise required to be paid to Administrative Agent under Section 12.04(b) of the Credit Agreement, with respect to each of the BofA Assignment (as defined below) and the CSFB Assignment (as defined below) (and any assignments from THL Affiliate to THL Fund IV Bridge Corp.).

G.   CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions precedent being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

          1. the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office;

          2. the Borrower shall have delivered to the Lenders an acknowledgement (in form and substance reasonably satisfactory to the Lenders) executed by the Parent, to the effect that (i) the execution, delivery and effectiveness of this Amendment do not impair, limit or otherwise affect adversely to the Lenders the Parent's obligations under the Preferred Stock Issuance and Capital Contribution Agreement and (ii) the rights granted in Section A.8 of this Amendment to Lenders with respect to their Conversion Options are acknowledged and agreed to by the Parent;

          3. (i) each of (x) the Parent Preferred Stock Repurchase and (y) the THL Parent Preferred Stock Purchase, shall have occurred and (ii) the holders of the Parent Preferred Stock shall have executed a waiver with respect to their pro rata repurchase rights under the certificate of designation of the Parent Preferred Stock;

          4. the Borrower shall have made arrangements reasonably satisfactory to Wachovia for the payment of the amount referenced in the definition of First Amendment Takeout to Wachovia on the First Amendment Effective Date;

                                        7
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          5. THL Affiliate or THL Fund IV Bridge Corp. shall have (1) entered into an Assignment Agreement with BofA for the assignment of all of the outstanding Loans of BofA (the "BOFA ASSIGNMENT"), and (2) made arrangements reasonably satisfactory to BofA for the payment of the consideration for such assignment referenced in the Assignment Agreement to BofA on the First Amendment Effective Date;

          6. THL Affiliate or THL Fund IV Bridge Corp. shall have (1) entered into an Assignment Agreement with CSFB for the assignment of all of the outstanding Loans of CSFB (the "CSFB ASSIGNMENT"), and (2) made arrangements reasonably satisfactory to CSFB for the payment of the consideration for such assignment referenced in the Assignment Agreement to CSFB on the First Amendment Effective Date;

          7. the Parent shall have entered into an agreement with Wachovia and Deutsche Bank (which shall be in the form attached hereto as ANNEX A) to the effect that during the period from the First Amendment Effective Date to the date that is the second anniversary of the First Amendment Effective Date, the dividend rate on the Parent Preferred Stock held by each of Wachovia and Deutsche Bank shall be 15%, and thereafter, 17.428%;

          8. the Parent, Deutsche Bank and the lenders under the Parent Credit Agreement shall have entered into an amendment and restatement to the Parent Credit Agreement, permitting the issuance of up to $225,000,000 of senior unsecured notes, and such amendment and the Parent Credit Agreement as so amended shall be in full force and effect;

          9. Wachovia shall have delivered to Deutsche Bank all items of Collateral described in ANNEX B hereto;

          10. Deutsche Bank, as successor Collateral Agent, shall have received duly executed UCC-3 assignment statements relating to all UCC-1 financing statements filed in connection with the Security Documents, in each case reflecting the assignment of the interest of Wachovia as Collateral Agent to Deutsche Bank;

          11. Deutsche Bank shall have received all documents or instruments (duly executed where appropriate) necessary or advisable, in the opinion of Deutsche Bank and its counsel, to maintain perfected security interests in favor of Deutsche Bank, as successor Collateral Agent, in the Collateral under the Security Agreement and the Pledge Agreement, together with any cover sheets for filing such documents or instruments with the United States Patent and Trademark Office;

          12. Deutsche Bank shall have received certificates from the Borrower's insurance broker or other evidence satisfactory to it that Deutsche Bank, as successor Collateral Agent, has been named as loss payee, to the extent required under subsection 6(j) of the Credit Agreement, under such policies of insurance as are required to be maintained pursuant to such subsection;

          13. The Borrower and Wachovia shall have taken such other actions and delivered to Deutsche Bank such other documents as Deutsche Bank may reasonably request (i) to maintain Collateral Agent's perfected security interests, and the priority thereof, in all of the Collateral in favor of Deutsche Bank as successor Collateral Agent and (ii) to evidence Wachovia's resignation as, and Deutsche Bank's appointment as, Administrative Agent and

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Collateral Agent, and all such documents shall be in form and substance satisfactory to Deutsche Bank and its counsel; and

H.   MISCELLANEOUS PROVISIONS

          1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the First Amendment Effective Date, in each case both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, and, except as expressly set forth herein, no waiver or amendment contained herein shall be deemed to prejudice any right or remedy that any Agent or Lender may now have or may have in the future under or in connection with the Credit Agreement or any other agreement or instrument referred to therein. Each of the Agents and the Lenders hereby expressly reserves all such rights and remedies.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. The Borrower acknowledges that all reasonable out-of-pocket costs and expenses as described in Section 12.01 of the Credit Agreement incurred by the Agents (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          6. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Amended Agreement.

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Exhibit 10.5

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

CREDIT PARTIES:                       FAIRPOINT CARRIER SERVICES, INC.


                                      By: /s/ Timothy W. Henry
                                          ---------------------------
                                          Name:  Timothy W. Henry
                                          Title: Vice President of Finance

                                      FAIRPOINT COMMUNICATIONS
                                      SOLUTIONS CORP. - NEW YORK (for
                                      purposes of Section C only)

                                      By: /s/ Timothy W. Henry
                                          ---------------------------
                                          Name:  Timothy W. Henry
                                          Title: Vice President of Finance

                                      FAIRPOINT COMMUNICATIONS
                                      SOLUTIONS CORP. - VIRGINIA (for
                                      purposes of Section C only)

                                      By: /s/ Timothy W. Henry
                                          ---------------------------
                                          Name:  Timothy W. Henry
                                          Title: Vice President of Finance

                                       S-1
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LENDERS:                              BANK OF AMERICA, N.A., as a Lender


                                      By: /s/ DeWitt W. King III
                                          ---------------------------
                                          Name:  DeWitt W. King III
                                          Title: Managing Director

                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, individually, as a Lender, and as Successor Administrative Agent

                                      By: /s/ David Mayhew
                                          ---------------------------
                                          Name: David Mayhew
                                          Title: Director

                                      WACHOVIA BANK,
                                      NATIONAL ASSOCIATION,
                                      individually, as a First Amendment
                                      Non-Continuing Lender, and as resigning
                                      Administrative Agent and Collateral Agent

                                      By: /s/ Katherine A. Harkness
                                          ---------------------------
                                          Name: Katherine A. Harkness
                                          Title: Director

                                      CREDIT SUISSE FIRST BOSTON,
                                      CAYMAN ISLANDS BRANCH, as a Lender

                                      By: /s/ David L. Sawyer
                                          ---------------------------
                                          Name: David L. Sawyer
                                          Title: Director

                                      By: /s/ Carol Flaton
                                          ---------------------------
                                          Name: David L. Sawyer
                                          Title:  Managing Director

                                       S-2
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Exhibit 10.5

                                                                         ANNEX A

                              [FORM OF SIDE LETTER]


                                                            March 6, 2003


FairPoint Communications, Inc.
521 East Morehead Street, Suite 250
Charlotte, North Carolina  28202

          Re: FAIRPOINT COMMUNICATIONS, INC. SERIES A PREFERRED STOCK

Ladies and Gentlemen:

          Reference is made to (i) the Certificate of Designation of FairPoint Communications, Inc., a Delaware corporation (the "Company"), relating to its Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), filed with the Secretary of State of the State of Delaware on May 10, 2002 (the "Certificate of Designation"), which forms a part of the Company's Seventh Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), and (ii) the Amended and Restated Credit Agreement, dated as of October 20, 1999, as amended and restated as of March 27, 2000, as further amended and restated as of November 9, 2000, as further amended and restated as of May 10, 2002 and as further amended as of the date hereof (as so amended and restated, the "Credit Agreement"), among FairPoint Carrier Services, Inc. (f/k/a FairPoint Solutions Corp.) and the lenders listed on the signature pages thereof.

          (a) The undersigned is the record holder of _________ shares of Series A Preferred Stock (the "Original Shares" and, together with any additional shares of Series A Preferred Stock that may be issued to the undersigned after the date hereof, directly or indirectly, on account of such shares, the "Shares"). Notwithstanding anything to the contrary contained herein, the "Shares" shall not include any additional shares of Series A Preferred Stock that may be issued to the undersigned after the date hereof upon exercise of the "Conversion Option" provided to the undersigned under the Credit Agreement or any additional shares of Series A Preferred Stock that may be issued to the undersigned after the date hereof, directly or indirectly, on account of such shares.

          (b) The undersigned hereby agrees that during the period commencing on the date hereof and ending on the second anniversary of the date hereof (the "Reduced Dividend Period") the term "Dividend Rate" as defined and used in the Certificate of Designation with respect to the Shares shall mean 15.000% instead of 17.428%.

                                    Annex A-1

          (c) The undersigned hereby agrees that during the Reduced Dividend Period it will not sell, assign or otherwise transfer title to (collectively, "Transfer") any of the Shares unless the transferee of such Shares agrees in writing to be bound by the terms of this Letter Agreement for the remainder of the Reduced Dividend Period. Any attempted Transfer of the Shares in contravention of this provision shall, to the fullest extent permitted by law, be void and of no effect and shall not bind or be recognized by the Company.

          (d) The undersigned acknowledges and agrees that this Letter Agreement does not constitute an amendment of the Certificate of Designation or the Certificate of Incorporation. The undersigned agrees not to challenge the enforceability of this Letter Agreement by asserting that a formal amendment to the Certificate of Designation and/or the Certificate of Incorporation was needed to effect the reduction in the Dividend Rate during the Reduced Dividend Period contemplated by this Letter Agreement.

          (e) This Letter Agreement has been duly authorized, executed and delivered by the undersigned.

          (f) This Letter Agreement shall be governed by and construed in all respects under the laws of the State of Delaware, without reference to its conflicts of laws rules or principles. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Letter Agreement may be amended only by an instrument in writing executed by the undersigned and the Company. In case any provision contained in this Letter Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          If this Letter Agreement is consistent with your understanding of the subject matter hereof, please so confirm by executing this Letter Agreement.

                                      [NAME OF LENDER]

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

Acknowledged and Agreed:

FAIRPOINT COMMUNICATIONS, INC.


By:
     --------------------------------------------
     Name:
     Title:

                                    Annex A-2

                                                                         ANNEX B

                               COLLATERAL DELIVERY

1. Insurance Certificate

2. Stock Certificates:

                                                                                                         NUMBER
                                                                     CLASS OF                              OF
                                                                      PLEDGED      CERT.      PAR        PLEDGED
        ISSUER OF PLEDGED SHARES                PLEDGOR               SHARES        NO.      VALUE       SHARES
--------------------------------------------------------------------------------------------------------------------
   FairPoint Communications Solutions      FairPoint Carrier          Common         1      $ 1.00            100
           Corp. - Virginia              Services, Inc., f/k/a
                                        FairPoint Communications
                                             Solutions Corp
    (f/k/a FairPoint Communications
          Corp. - Virginia)

   FairPoint Communications Solutions      FairPoint Carrier          Common         1      $  .01            100
           Corp. - New York              Services, Inc., f/k/a
                                        FairPoint Communications
                                             Solutions Corp
    (f/k/a FairPoint Communications
          Corp. - New York)

     Choice One Communications Inc.        FairPoint Carrier          Common        0757    $  .01      1,000,000
                                         Services, Inc., f/k/a
                                        FairPoint Communications
                                            Solutions Corp.

     Choice One Communications Inc.        FairPoint Carrier          Common        0654    $  .01      2,500,000
                                         Services, Inc., f/k/a
                                        FairPoint Communications
                                            Solutions Corp.

                                    Annex B-1